Critical accounting estimates and judgements	12 Months Ended
Dec. 31, 2022
Critical Accounting Estimates And Judgements
Critical accounting estimates and judgements

2	Critical accounting estimates and judgements

The preparation of these consolidated financial statements requires the Group to make estimates, assumptions and judgments that can have a significant impact on the reported amounts of assets and liabilities, revenue and expenses and related disclosure of contingent assets and liabilities, at the respective dates of our financial statements. The Group bases its estimates, assumptions and judgments on historical experience and various other factors that we believe to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. Management evaluates estimates, assumptions and judgments on a regular basis and makes changes accordingly, and discusses critical accounting estimates with the board of Directors.

The following are considered to be critical accounting estimates:

Impairment of goodwill and intangible assets not yet ready for use

Goodwill and intangibles not yet ready for use are tested for impairment at the cash generating unit level on an annual basis at the year end and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a cash generating unit below its carrying value. These events or circumstances could include a significant change in the business climate, legal factors, operating performance indicators, competition, or sale or disposition of a significant portion of a reporting unit.

The fair value of each cash generating unit or asset is estimated using the income approach, on a discounted cash flow methodology. This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, including for revenues and development costs, estimation of the long term rate of growth for the business, estimation of the useful life over which cash flows will occur and determination of our weighted-average cost of capital.

The carrying value of goodwill was £Nil (2021: £Nil; 2020: £Nil) and intangibles not yet ready for use was £Nil (2021: £Nil; 2020:£Nil) as at 31 December 2022 (note 11).

The estimates used to calculate the fair value of a cash generating unit change from year to year based on operating results and market conditions. Changes in these estimates and assumptions could materially affect the determination of fair value and goodwill impairment for each such unit.

In March 2020 the Group undertook a Strategic Review to re-evaluate its priorities in the context of available resources. The Board concluded that the Company was unlikely to conclude a license transaction or raise sufficient funds to continue the required remaining investment in MTD201 on a timely basis. The Board therefore decided to terminate further in-house development of the MTD201 programme with immediate effect and, in line with that decision, to close the Company’s MTD201 dedicated manufacturing facilities in Bilbao and offer redundancy to all 42 employees. As a result of the decision to terminate this program the Group recognised an impairment charge of £2.3m in the year to 31 December 2020 against goodwill and an impairment charge against the IPRD of the Midatech Pharma (Wales) Ltd cash generating unit of £9.3m. See note 12.

In June 2020 the Group received a letter from Secura Bio Inc., the licensor of Panobinostat, the active ingredient in the Group’s MTX110 development program, purporting to terminate our license. As a result of this purported termination an impairment charge of £0.8m was recognised in the year to 31 December 2020 against the acquired IPRD in relation to MTX110. See note 11.

Share-based payments

The Group accounts for share-based payment transactions for employees in accordance with IFRS 2 Share-based Payment, which requires the measurement of the cost of employee services received in exchange for the options on our ordinary shares, based on the fair value of the award on the grant date.

The Directors selected the Black-Scholes-Merton option pricing model as the most appropriate method for determining the estimated fair value of our share-based awards without market conditions. For performance-based options that include vesting conditions relating to the market performance of our ordinary shares, a Monte Carlo pricing model was used in order to reflect the valuation impact of price hurdles that have to be met as conditions to vesting.

The resulting cost of an equity incentive award is recognised as expense over the requisite service period of the award, which is usually the vesting period. Compensation expense is recognised over the vesting period using the straight-line method and classified in the consolidated statements of comprehensive income.

The assumptions used for estimating fair value for share-based payment transactions are disclosed in note 25 to our consolidated financial statements and are estimated as follows:

•	volatility is estimated based on the average annualised volatility of a number of publicly traded peer companies in the biotech sector;
•	the estimated life of the option is estimated to be until the first exercise period, which is typically the month after the option vests; and
•	the dividend return is estimated by reference to our historical dividend payments. Currently, this is estimated to be zero as no dividend has been paid in the prior periods.

Financial liabilities

Fair value through profit and loss (‘FVTPL’)

The Group has outstanding warrants in the ordinary share capital of the Company. The number of ordinary shares to be issued when exercised is fixed, however the exercise price is denominated in US Dollars being different to the functional currency of the parent company. Therefore, the warrants are classified as equity settled derivative financial liabilities recognised at fair value through the profit and loss account.

The financial liability is valued using the either the Monte Carlo model or the Black-Scholes option pricing model. Financial liabilities at FVTPL are stated at fair value, with any gains or losses arising on re-measurement recognised in profit or loss. The net gain or loss recognised in profit or loss incorporates any interest paid on the financial liability and is included in the ‘finance income’ or ‘finance expense’ lines item in the income statement. Fair value is determined in the manner described in note 19.

The following are considered to be critical accounting judgments:

Revenue

Supply of Research and Development Services

There are significant management judgements and estimates involved in the recognition of revenue from the supply of services. Revenue on services is recognised over the contract term, proportionate to the progress in overall satisfaction of the performance obligations (the services performed by the Group), measured by cost incurred to date out of total estimate of costs. The Company’s R&D collaboration agreements require the delivery of services within 12 months.

Income taxes

Deferred tax assets are recognised for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilised. Judgment is required to determine the amount of deferred tax assets that can be recognised based upon the likely timing and the level of future taxable profits together with future tax planning strategies.

In 2022, there were approximately £71.6m of gross unutilised tax losses carried forward (2021: £67.2m; 2020: £63.2m). No deferred tax asset has been provided in respect of these losses as there was insufficient evidence to support their recoverability in future periods. The losses do not have an expiry date.

Going Concern

We have has experienced net losses and significant cash outflows from cash used in operating activities over the past years as it develops its portfolio. For the year ended 31 December 2022, the Group incurred a consolidated loss from operations of £7.7 million and negative cash flows from operations of £7.0 million. As of 31 December 2022, the Group had an accumulated deficit of £135.3 million.

Our future viability is dependent on our ability to raise cash from financing activities to finance our development plans until commercialisation, to generate cash from operating activities and to successfully obtain regulatory approval to allow marketing of our development products. Our failure to raise capital as and when needed could have a negative impact on our financial condition and ability to pursue our business strategies.

Our consolidated financial statements have been presented on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As at 31 December 2022, we had cash and cash equivalents of £2.8 million. On 9 February 2023 the Company completed a Private Placement in which it raised US$5.2 million (approximately £4.3 million), after deducting the placement agent’s fees and other estimated expenses. We believe the Group currently has enough cash to fund its planned operations into the fourth quarter of 2023. Failure to secure additional funding before the fourth quarter of 2023 could result in the Company being placed into administration.

We have prepared cash flow forecasts and considered the cash flow requirement for the Company for our next three years including the period twelve months from the date of the approval of the financial statements. These forecasts show that further financing will be required during the course of the next 12 months assuming, inter alia, that certain development programs and other operating activities continue as currently planned.

In our opinion, the environment for financing of small and micro-cap biotech companies is as challenging as it has been since the financial crisis of 2008-2010. While this may present acquisition and/or merger opportunities with other companies with limited or no access to financing, any attendant financings by Biodexa are likely to be dilutive. We and our advisors continue to evaluate financing options, including those connected to acquisitions and/or mergers, potentially available to the Group, including fundraising and the partnering of assets and technologies of the Company. The alternatives being considered are all at an early stage and are contingent upon the agreement of counterparties and accordingly, there can be no assurance that any of the alternative courses of action to finance the Company will be successful. This requirement for additional financing in the short term represents a material uncertainty that may cast significant doubt about our ability to continue as a going concern. Should it become evident in the future that there are no realistic financing options available to the Company which are actionable before its cash resources run out then the Company will no longer be a going concern. In such circumstances, we would no longer be able to prepare financial statements under paragraph 25 of IAS 1. Instead, the financial statements would be prepared on a liquidation basis and assets would stated at net realizable value and all liabilities would be accelerated to current liabilities. As a result of the foregoing, our independent registered public accounting firm included an explanatory paragraph in its report on our financial statements as of and for the year ended 31 December 2022 with respect to this uncertainty.

We believe there are adequate options and time and available to secure additional financing for the Company and after considering the uncertainties, we considered it is appropriate to continue to adopt the going concern basis in preparing these financial information.

Our ability to continue as a going concern is dependent upon our ability to obtain additional capital and/or dispose of assets, for which there can be no assurance we will be able to do on a timely basis, on favourable terms or at all.